FIRST AMENDMENT TO
                        MANAGEMENT AND SERVICES AGREEMENT


     THIS FIRST AMENDMENT (this "First Amendment") to that certain Management and Services Agreement by and between HLM DESIGN, INC., a Delaware corporation ("Design") and HLM OF OREGON, ARCHITECTURE AND PLANNING, P.C., an Oregon corporation ("HLM") as dated effective May 29, 1997 (the "Agreement") is hereby executed and agreed to by the undersigned. In recognition of the fact that the purpose of this First Amendment is to revise the section of the Agreement subject hereto to reflect the original intent of the parties, this First Amendment shall be effective retroactively as of May 29, 1997.

     Section 13.e. of the Agreement is hereby amended and restated to read in its entirety as follows:

     ASSIGNABILITY. Design may assign this Agreement, and/or transfer, assign or delegate any or all of its rights, obligations and responsibilities under this Agreement, without the consent of HLM. This Agreement is not transferrable or assignable by HLM without the prior written consent of Design.

     Amendment of the Agreement is subject to the approval of certain lenders of Design, which approval has been or shall be sought. Should such approval not be obtained by Design, then this First Amendment shall be void.

     All other provisions of the Agreement shall remain unmodified and in full force and effect.

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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized representatives, effective as of the date set forth above.

                                        HLM DESIGN, INC.


                                        By: /s/ Vernon B. Brannon
                                            ---------------------
                                            Vernon B. Brannon



                                        HLM OF OREGON,
                                        ARCHITECTURE AND PLANNING, P.C.


                                        By: /s/
                                            -----------------------